                                  AMENDMENT TO
                              SECURITIES PURCHASE
                           AND STOCKHOLDER AGREEMENT

     THIS AMENDMENT TO SECURITIES PURCHASE AND STOCKHOLDER AGREEMENT (hereinafter referred to as this "Amendment") is made as of the 5th day of November, 1999, by (i) ADVANCED SWITCHING COMMUNICATIONS, INC. (hereinafter referred to as the "Company"), a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) ASGHAR D. MOSTAFA (hereinafter referred to as "Executive Stockholder"), (iii) MOSTAFA INVESTMENTS LIMITED PARTNERSHIP, a Virginia limited partnership (hereinafter referred to as "Partnership"), (iv) the Purchasers whose execute this Amendment (hereinafter referred to collectively as the "Purchasers" and the Purchasers, other than the Partnership, are referred to herein each as an "Investor" and collectively as the "Investors"), and (v) MOSTAFA VENTURE FUND, LLC, a Virginia limited liability company, (hereinafter referred to as the "LLC"). Capitalized terms not defined herein shall have the same meaning as in the Stockholder Agreement (defined below).

                                R E C I T A L S:

     WHEREAS, the Partnership, the Executive Stockholder, the Company, and the Investors previously set forth in writing certain understandings and agreements with respect to the certain shares owned by them in that certain Securities Purchase and Stockholder Agreement dated as of September 10, 1999, a copy of which is attached hereto as Exhibit A, and incorporated herein by this reference ("Stockholder Agreement"), and which is amended by this Amendment;

     WHEREAS, pursuant to the Stockholder Agreement, the Partnership is the legal and beneficial owner of, inter alia, certain issued and outstanding shares of stock, consisting of Two Hundred Ninety-Two Thousand, Four Hundred and Twelve (292,412) shares of Class D Stock (collectively, "Transferred Shares"), all of which it intends to convey ("Transfer") to the LLC simultaneously herewith;

     WHEREAS, the LLC acknowledges and agrees that it is receiving the Shares subject to the terms and conditions of the Stockholder's Agreement and the LLC executes a Market Stand-Off Agreement, dated as of November 5, 1999 attached as Exhibit B, ("Market Stand-Off Agreement") and an IPO Allocation Agreement, dated as of November 5, 1999 attached as Exhibit C ("IPO Allocation Agreement") simultaneously herewith, all as required of the Partnership in the Stockholder Agreement;

     WHEREAS, the Company, the Executive Stockholder and the Purchasers agree:
(i) to the Transfer and waiver of rights they may have with respect to the same under the

Stockholder Agreement; and (ii) that the LLC shall be a Permitted Transferee and shall succeed to the rights of the Partnership as a purchaser under the Stockholder Agreement as if it had executed the same and purchased the Transferred Shares together with the Purchasers.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. AMENDMENT TO STOCKHOLDER AGREEMENT. The parties agree to this Amendment as an amendment to the Stockholder Agreement. Except as specifically set forth herein, the terms of the Stockholder Agreement remain unchanged, effective and fully enforceable. The Partnership, the Executive Stockholder and the LLC each acknowledge that consent to the Transfer by the Company and the Investors does not constitute consent to any other subsequent transfers of any of the Transferred Shares or of any other shares of the Company, except under such circumstances as may be authorized by the Stockholder Agreement.

     2. AGREEMENTS BY COMPANY, EXECUTIVE STOCKHOLDER AND PURCHASERS WITH RESPECT TO THE TRANSFERRED SHARES. Upon the terms and conditions set forth hereinafter, the Company, the Executive Stockholder and the Purchasers hereby agree (i) to the Transfer of all Two Hundred Ninety-Two Thousand, Four Hundred and Twelve (292,412) of the Transferred Shares to the LLC by the Partnership,
(ii) to the waiver of any and all rights each of them has or may have, collectively or individually, under the Stockholder Agreement to set aside or not recognize the same under the Stockholder's Agreement, (iii) that the LLC shall be a Permitted Transferee, and (iv) that the LLC succeeds to all the rights and obligations of the Partnership as a party to the Stockholder Agreement.

     3. AGREEMENT BY THE LLC WITH RESPECT TO THE TRANSFERRED SHARES. The LLC hereby agrees that (i) the Transferred Shares are, and shall remain, subject to the terms of the Stockholder Agreement including but not limited to the provisions related to the Board of Directors and Corporate Governance, Transfer Restrictions, and Rights of First Refusal; (ii) for all purposes under the Stockholder's Agreement as of the date first set forth above, the LLC shall be bound as though the LLC executed the original Stockholder's Agreement, and
(iii) the LLC agrees to the terms of the Market Stand-Off Agreement and the IPO Allocation Agreement as evidenced by their signatures thereon.

     4. GOVERNING LAW. This Amendment shall be construed and enforced in accordance with the laws of the State of Delaware.

     5. HEADINGS. The headings, subheadings and other captions in this Amendment are for convenience and reference only and shall not be used in interpreting, construing or enforcing any of the provisions of this Amendment.

     6. BENEFIT AND BURDEN. This Amendment shall inure to the benefit of, and shall be binding upon, the parties hereto and their legatees, distributees, estates, executors, administrators, personal representatives, successors and assigns, and other legal representatives.

     7. COUNTERPARTS. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company, the Investors and the Partnership have caused this Amendment to be executed, each by its duly authorized officers and its corporate seal to be affixed hereto or by its duly authorized manager, member or general partner, all as of the day and year first above written.

                                              ADVANCED SWITCHING COMMUNICATIONS,
                                                   INC.

                                              By: /s/ ASGHAR D. MOSTAFA   (SEAL)
                                                  ------------------------

                                              Name:   Asghar D. Mostafa
                                                   -----------------------------

                                              Title:  President & CEO
                                                    ----------------------------


                                              MOSTAFA VENTURE FUND, LLC

                                              By: /s/ ASGHAR D. MOSTAFA   (SEAL)
                                                  ------------------------

                                              Name:   Asghar D. Mostafa
                                                   -----------------------------

                                              Title:  Manager
                                                    ----------------------------

                                              EXECUTIVE STOCKHOLDER

                                              By: /s/ ASGHAR D. MOSTAFA   (SEAL)
                                                  ------------------------
                                                  Asghar D. Mostafa

                                        PURCHASERS

                                        MOSTAFA INVESTMENTS LIMITED
                                        PARTNERSHIP


                                        By: /s/ Asghar D. Mostafa         (SEAL)
                                            ------------------------------
                                            Asghar D. Mostafa, General Partner

                                        BAKER COMMUNICATIONS FUND. L.P.,



                                        By: Edward W. Scott            (SEAL)
                                           ----------------------------

                                        Name: Edward W. Scott
                                             --------------------------

                                        Title: General Partner
                                              -------------------------

                                     MORGAN STANLEY VENTURE PARTNERS III, L.P.


                                     By: /s/ Ghassan Bejjari        (SEAL)
                                         ---------------------------
                                     Name: Ghassan Bejjari
                                           -------------------------
                                     Title: Principal
                                            ------------------------



                                     MORGAN STANLEY VENTURE INVESTORS, III, L.P.


                                     By: /s/ Ghassan Bejjari        (SEAL)
                                         ---------------------------
                                     Name: Ghassan Bejjari
                                           -------------------------
                                     Title: Principal
                                            ------------------------



                                     THE MORGAN STANLEY VENTURE PARTNERS
                                     ENTREPRENEUR FUND, L.P.


                                     By: /s/ Ghassan Bejjari        (SEAL)
                                         ---------------------------
                                     Name: Ghassan Bejjari
                                           -------------------------
                                     Title: Principal
                                            ------------------------

                                     TCV III (GP)


                                     By:    /s/ Robert C. Bensky   (SEAL)
                                            -----------------------
                                     Name:  Robert C. Bensky
                                            -----------------------
                                     Title: Chief Financial Officer
                                            -----------------------




                                     TCV III, L.P.


                                     By:    /s/ Robert C. Bensky   (SEAL)
                                            -----------------------
                                     Name:  Robert C. Bensky
                                            -----------------------
                                     Title: Chief Financial Officer
                                            -----------------------




                                     TCV III (Q), L.P.


                                     By:    /s/ Robert C. Bensky   (SEAL)
                                            -----------------------
                                     Name:  Robert C. Bensky
                                            -----------------------
                                     Title: Chief Financial Officer
                                            -----------------------




                                     TCV III STRATEGIC PARTNERS, L.P., holder of
                                     Series D Preferred Stock


                                     By:    /s/ Robert C. Bensky   (SEAL)
                                            -----------------------
                                     Name:  Robert C. Bensky
                                            -----------------------
                                     Title: Chief Financial Officer
                                            -----------------------

                                 NEW ENTERPRISE ASSOCIATES VIII, LIMITED
                                 PARTNERSHIP, holder of Series D Preferred Stock


                                 By:    /s/ Nancy Dorman       (SEAL)
                                        -----------------------
                                 Name:  Nancy Dorman
                                        -----------------------
                                 Title: General Partner
                                        -----------------------




                                 NEA PRESIDENT'S FUND, L.P.


                                 By:    /s/ Nancy Dorman       (SEAL)
                                        -----------------------
                                 Name:  Nancy Dorman
                                        -----------------------
                                 Title: General Partner
                                        -----------------------




                                 NEA VENTURES 1999, L.P.


                                 By:    /s/ Nancy Dorman       (SEAL)
                                        -----------------------
                                 Name:  Nancy Dorman
                                        -----------------------
                                 Title: Vice President
                                        -----------------------

                                        MCI WORLDCOM VENTURE FUND, INC.


                                        By: /s/ Susan Mayer               (SEAL)
                                            -----------------------------
                                        Name: Susan Mayer
                                        Title: President